Securities and Exchange Commission
                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report

                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): April 9, 2002


                                ROUNDY'S, INC.
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             (Exact name of registrant as specified in its charter)


   Wisconsin               002-94984               39-0854535
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(State or other        (Commission File          (IRS Employer
jurisdiction of             Number)              Identification No.)
 incorporation)





                23000 Roundy Drive, Pewaukee, Wisconsin  53072
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                   (Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (262) 953-7999



                                Not Applicable
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        (Former name or former address, if changed since last report)

ITEM 5    OTHER EVENTS
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      On April 9, 2002, Roundy's, Inc. issued a Press Release announcing the execution of a definitive Share Exchange Agreement between Roundy's, Inc. and Roundy's Acquisition Corp., an affiliate of Willis Stein & Partners III, L.P. providing for the purchase of all (100%) of Roundy's, Inc. by Roundy's Acquisition Corp.

                                  SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    ROUNDY'S, INC.
                                                     (Registrant)



Date: April 15, 2002               By:  ROBERT D. RANUS
                                        --------------------------------------
                                        Robert D. Ranus
                                        Vice President &
                                        Chief Financial Officer

                                ROUNDY'S, INC.

                  EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
                          Report Dated April 9, 2002

                                             Incorporated
Exhibit Number                                 Herein by            Filed
Number               Description            Reference from        Herewith
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99.1         Press Release dated April 9,                             X
             2002 announcing the execution
             of a definitive Share
             Exchange Agreement between
             registrant and Roundy's
             Acquisition Corp., an
             affiliate of Willis Stein &
             Partners III, L.P. providing
             for the purchase of all
            (100%) of registrant's Common
             Stock.